UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 27, 2004

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

602-244-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Attached to this Current Report as Exhibit 99.1 are the audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of Semiconductor Components Industries, LLC), and the unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

Attached to this Current Report as Exhibit 99.2 are the audited consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003, and for the years ended December 31, 2001, 2002 and 2003 as restated for the matter described in Note 2 to those financial statements (including related report of the independent accountants of ON Semiconductor Trading, Ltd.), and the unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd. as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

Attached to this Current Report as Exhibit 99.3 are the audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG Malaysia Holdings Sdn. Bhd.), and the unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

Attached to this Current Report as Exhibit 99.4 are the audited financial statements (and related notes) of SCG Philippines, Incorporated, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG Philippines, Incorporated), and the unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

Attached to this Current Report as Exhibit 99.5 are the audited financial statements (and related notes) of SCG (China) Holding Corporation, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG (China) Holding Corporation), and the unaudited interim financial statements (and related notes) of SCG (China) Holding Corporation as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

Attached to this Current Report as Exhibit 99.6 are the audited financial statements (and related notes) of ON Semiconductor Japan Technology, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of ON Semiconductor Japan Technology, Ltd.), and the unaudited interim financial statements (and related notes) of ON Semiconductor Japan Technology, Ltd as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

Attached to this Current Report as Exhibit 99.7 is a consent of the Independent Accountants of Semiconductor Components Industries, LLC, ON Semiconductor Trading, Ltd., SCG Malaysia Holdings Sdn. Bhd., SCG Philippines, Incorporated, SCG (China) Holding Corporation, and ON Semiconductor Japan Technology, Ltd.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of Semiconductor Components Industries, LLC), and unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.2	Audited consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003, for the years ended December 31, 2001, 2002 and 2003 as restated for the matter described in Note 2 to those financial statements (including related report of the independent accountants of ON Semiconductor Trading, Ltd.), and unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd. as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.3	Audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG Malaysia Holdings Sdn. Bhd.), and unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.4	Audited financial statements (and related notes) of SCG Philippines, Incorporated, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG Philippines, Incorporated), and unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.5	Attached to this Current Report as Exhibit 99.5 are the audited financial statements (and related notes) of SCG (China) Holding Corporation, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG (China) Holding Corporation), and the unaudited interim financial statements (and related notes) of SCG (China) Holding Corporation as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.6	Attached to this Current Report as Exhibit 99.6 are the audited financial statements (and related notes) of ON Semiconductor Japan Technology, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of ON Semiconductor Japan Technology, Ltd.), and the unaudited interim financial statements (and related notes) of ON Semiconductor Japan Technology, Ltd as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.7	Consent of Independent Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2004	ON SEMICONDUCTOR CORPORATION (Registrant)

	By:	/s/ DONALD COLVIN
Donald Colvin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of Semiconductor Components Industries, LLC), and unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.2	Audited consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003, for the years ended December 31, 2001, 2002 and 2003 as restated for the matter described in Note 2 to those financial statements (including related report of the independent accountants of ON Semiconductor Trading, Ltd.), and unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd. as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.3	Audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG Malaysia Holdings Sdn. Bhd.), and unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.4	Audited financial statements (and related notes) of SCG Philippines, Incorporated, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG Philippines, Incorporated), and unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.5	Attached to this Current Report as Exhibit 99.5 are the audited financial statements (and related notes) of SCG (China) Holding Corporation, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of SCG (China) Holding Corporation), and the unaudited interim financial statements (and related notes) of SCG (China) Holding Corporation as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003

99.6	Attached to this Current Report as Exhibit 99.6 are the audited financial statements (and related notes) of ON Semiconductor Japan Technology, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003 (including related report of the independent accountants of ON Semiconductor Japan Technology, Ltd.), and the unaudited interim financial statements (and related notes) of ON Semiconductor Japan Technology, Ltd as of July 2, 2004 and for the six months ended July 2, 2004 and July 4, 2003.

99.7	Consent of Independent Accountants.

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